UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

KKR Private Equity Conglomerate LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56540	88-4368033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 20, 2023, certain wholly-owned subsidiaries of KKR Private Equity Conglomerate LLC (the “Company”), as may be added and removed from time to time (the “Borrowers”), entered into an unsecured, uncommitted line of credit (the “Credit Agreement”) up to a maximum aggregate principal amount of $300 million with KKR Alternative Assets LLC (the “Lender”), an affiliate of the Company. The line of credit expires on December 20, 2024, subject to six-month extension options requiring the Lender’s approval. The interest rate is the then-current rate offered by a third-party lender or, if no such rate is available, SOFR applicable to such loan plus 3.50%. Each advance under the line of credit is repayable on the earliest of (i) the Lender’s demand and (ii) the expiration of the line of credit, provided that the Company will have 180 days to make such repayment. To the extent the Company has not repaid all loans and other obligations under the line of credit after a repayment event has occurred, the Company is obligated to apply excess available cash proceeds to the repayment of such loans and other obligations; provided that the Borrowers will be permitted to (w) make payments to fulfill any repurchase requests pursuant to the Company’s share repurchase plan or any excess tender offer on the terms described in the Company’s private placement memorandum, (x) use funds to close any acquisition of a portfolio company which the Company committed to prior to receiving a demand notice, (y) make elective distributions of an amount not to exceed amounts paid in the immediately preceding fiscal quarter and (z) pay any taxes when due. The line of credit also permits voluntary prepayment of principal and accrued interest without any penalty other than customary breakage costs subject to the Lender’s discretion. Each Borrower may withdraw from the line of credit at the time all such obligations held by such Borrower to the Lender under the Credit Agreement have been repaid to the Lender in full. The line of credit contains customary events of default. As is customary in such financings, if an event of default occurs under the line of credit, the Lender may accelerate the repayment of amounts outstanding under the line of credit and exercise other remedies subject, in certain instances, to the expiration of an applicable cure period.

None of the Lender and its assignees shall have any recourse to any entities with interests in the Borrowers such as a general partner or investor, including the Company, or any of their respective assets for any indebtedness or other monetary obligation incurred under the Credit Agreement.

The foregoing summary description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2023, the Company appointed Michael Whyte as Chief Operating Officer. Effective December 19, 2023, Mr. Whyte succeeded Racim Allouani who has ceased to serve as Chief Operating Officer of the Company.

Mr. Whyte, 38, joined KKR in 2010 and is currently a Managing Director in KKR’s Real Estate business, where he has served as the Chief Operating Officer of KKR Real Estate Select Trust Inc. since July 2020. He was previously a member of KKR’s Principal Activities and Corporate Development team where he was involved in the formation of KKR’s public BDC platform, KKR’s Core Investments business and the development of several of KKR’s largest strategic partnerships. Additionally, he was involved in several of KKR’s key principal transactions including KKR’s merger with KKR Financial Holdings and the execution of several structured financing transactions. He joined KKR as a member of KKR’s corporate private equity business in Asia. Prior to joining KKR, Mr. Whyte was with Credit Suisse where he was involved in a variety of merger, acquisition and financing transactions. He holds a B. of Engineering, with first class honors, and a B. Commerce from the University of Melbourne.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Limited Liability Company Agreement

On December 14, 2023, the Third Amended and Restated Limited Liability Company Agreement (the “Third A&R LLCA”) of the Company was executed, which amended and restated the Company’s Second Amended and Restated Limited Liability Company Agreement, dated as of November 7, 2023.

The amendment and restatement effects certain changes, including, among other things, (i) an update to certain conversion terms of the Company’s Class R-S Shares, Class R-U Shares and Class R-I Shares; (ii) the removal of the automatic conversion for Class R-D Shares and (iii) a change in the definition of “Company Expenses.”

The foregoing summary description of the Third A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Third A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 14, 2023, by a written consent, KKR Group Assets Holdings III L.P., the Company’s sole Class G Member, approved the Third A&R LLCA described under Item 5.03 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Third Amended and Restated Limited Liability Company Agreement
10.1	Uncommitted Unsecured Line of Credit, dated December 20, 2023, between K-PEC HedgeCo LLC and K-PEC Phoenix Holdings GP Limited, as borrowers, and KKR Alternative Assets LLC, as lender
104	Cover Page Interactive Data File, formatted in Inline XBRL

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR PRIVATE EQUITY CONGLOMERATE LLC

By:	/s/ Sung Bum Cho
	Name:	Sung Bum Cho
	Title:	General Counsel & Secretary

Date:  December 20, 2023

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